UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2005
Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

333-121094
Maryland	(1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona
85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
On December 14, 2005, Cole PT Auburn Hills MI, LLC, a Delaware limited liability company (“PT Auburn Hills”), a wholly-owned subsidiary of Cole Operating Partnership II, LP (“COP II”), the operating partnership of Cole Credit Property Trust II, Inc. (the “Company”), entered into an agreement of purchase and sale (the “PT Auburn Hills Agreement”) with Metro Acquisitions Two, LLC (“Metro”), which is not affiliated with the Company, its advisor or affiliates. Series C, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the PT Auburn Hills Agreement and assigned its rights and obligations under the PT Auburn Hills Agreement to PT Auburn Hills prior to acquiring the property. Pursuant to the PT Auburn Hills Agreement, PT Auburn Hills agreed to purchase all of Metro’s interests in an approximately 111,881 square foot single-tenant office building and , research and development facility on an approximately 14.61 acre site located in Auburn Hills, Michigan (the “PT Auburn Hills Property”) for a gross purchase price of $23.6 million, exclusive of closing costs. The PT Auburn Hills Property was constructed in 1995.
In connection with the PT Auburn Hills Agreement, PT Auburn Hills paid approximately $1.1 million as an earnest money deposit (the “PT Auburn Hills Deposit”). On December 15, 2005, PT Auburn Hills acquired the PT Auburn Hills Property from Metro and the PT Auburn Hills Deposit was applied to the purchase price. The PT Auburn Hills Agreement contains customary representations and warranties and customary indemnification provisions. The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.
On December 15, 2005, in connection with the acquisition of the PT Auburn Hills Property, PT Auburn Hills obtained a $17.7 million loan from Wachovia Financial Services, Inc. (the “Lender”) by executing a promissory note (the “PT Auburn Hills Loan”). The PT Auburn Hills Loan, which is secured by the PT Auburn Hills Property, has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments (the “PT Auburn Hills Interest Rate”) and approximately $4.7 million of the outstanding principal due on April 14, 2006, with the remaining approximately $13.0 million outstanding principal and due and payable interest payable in full on December 14, 2006 (the “PT Auburn Hills Maturity Date”). The PT Auburn Hills Loan is guaranteed by COP II. The PT Auburn Hills Loan may be prepaid at any time without penalty or premium.
In the event the PT Auburn Hills Loan is not paid off on the PT Auburn Hills Maturity Date, the PT Auburn Hills Loan includes default provisions. The default interest rate shall be the PT Auburn Hills Interest Rate plus 4% on all outstanding principal due.
On December 15, 2005, COP II obtained an approximately $2.5 million loan from Series C by executing a promissory note (the “COP II Loan I”). The COP II Loan I, which is secured by the membership interest held by COP II in Cole WG St. Louis MO, LLC, has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments, and the outstanding principal and due and payable interest payable in full on June 30, 2006. The COP II Loan I generally is non recourse to COP II. The COP II Loan I may be prepaid at any time without penalty or premium. The terms of the COP II Loan I are no less favorable to the Company than loans between unaffiliated third parties under the same circumstances.
On December 15, 2005, COP II obtained an approximately $2.0 million loan from Series C by executing a promissory note (the “COP II Loan II”). The COP II Loan II, which is secured by the membership interest held by COP II in Cole RA Alliance OH, LLC, has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments, and the outstanding principal and due and payable interest payable in full on June 30, 2006. The COP II Loan II generally is non recourse to COP II. The COP II Loan II may be prepaid at any time without penalty or premium. The terms of the COP II Loan II are no less favorable to the Company than loans between unaffiliated third parties under the same circumstances.

Item 2.01     Completion of Acquisition or Disposition of Assets.
On December 15, 2005, PT Auburn Hills acquired the PT Auburn Hills Property from Metro. The purchase price of the PT Auburn Hills Property was $23.6 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering, an approximately $2.5 million from the COP II Loan I, an approximately $2.0 million from the COP II Loan II, and a $17.7 million loan secured by the PT Auburn Hills Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $472,000. The area surrounding the PT Auburn Hills Property within a three-mile radius is shared by single-family residential subdivisions with industrial and commercial development. The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.
The PT Auburn Hills Property is 100% leased to LDM Technologies, Inc. (“LDM”), which is a wholly-owned subsidiary of Plastech Engineered Products, Inc. (“Plastech”), which guarantees the Lease. The PT Auburn Hills Property is subject to a net lease, which commenced on December 15, 2005. Pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $149,175, or $16.00 per square foot, is fixed through the first 13 months of the initial lease term, with a 2.5% rental escalation beginning 14 months after the start of the initial lease term, and every 12 months thereafter for the remaining term of the lease, which expires January 31, 2021. LDM has two options to renew the lease, each for an additional five-year term beginning on February 1, 2021, with rental escalations of 2.5% beginning 14 months after the first and second renewal option, and every 12 months thereafter for the remaining term of each renewal option.
In evaluating the PT Auburn Hills Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the PT Auburn Hills Property, a variety of factors were considered, including our consideration of a property condition report; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, the Company is not aware of any material factors relating to the PT Auburn Hills Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
Plastech operates over 34 production facilities in the United States and Canada and manufactures blow-molded and injection-molded plastic parts, primarily for the auto industry. Plastech has a Standard & Poor’s credit rating of “B+”.
An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the PT Auburn Hills Property and will receive a property management fee of 2.0% of the monthly gross revenue from the PT Auburn Hills Property. The Company currently has no plans for any renovations, improvements or development of the PT Auburn Hills Property. The Company believes the PT Auburn Hills Property is adequately insured.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 and Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 9.01     Financial Statements and Exhibits
(a)     Financial Statements of Businesses Acquired.
Metro acquired the PT Auburn Hills Property from LDM on December 15, 2005, subject to a sale-leaseback transaction, and PT Auburn Hills subsequently acquired the PT Auburn Hills Property on the same date. This was not considered a real estate operation while owned by LDM, as such there is no previous operating history. As such, financial statements are not required to be filed.
(b)     Pro Forma Financial Information.
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (Unaudited).
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005 (Unaudited).
Notes to Pro Forma Condensed Consolidated Financial Statements.
(c)     Shell Company Transactions
None.
(d)     Exhibits
99.1 Press release dated December 20, 2005.

Cole Credit Property Trust II, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2005
(Unaudited)
The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if we had acquired the PT Auburn Hills Property on September 30, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to certain circumstances (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.
This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on September 30, 2005, nor does it purport to represent our future operations.

		Total	Total Current
	September 30,	Prior Acquisition	Acquisitions	Pro Forma
	2005 As	Pro Forma	Pro Forma	September 30,
	Reported	Adjustments	Adjustments	2005
ASSETS	(a)	(b)	(c)
Real estate assets, at cost:
Land	$934,094	$981,431	$3,282,853	$5,198,378
Buildings and improvements, less accumulated depreciation of $2,466 at September 30, 2005	2,046,509	2,896,459	18,130,271	23,073,239
Intangible lease assets, less accumulated amortization of $1,037 at September 30, 2005	368,299	573,919	2,658,876	3,601,094

Total real estate assets	3,348,902	4,451,809	24,072,000	31,872,711
Cash	4,772,471	(1,015,325)	(1,979,870)	1,777,276
Restricted Cash	1,363,506	—	—	1,363,506
Prepaid expenses and other assets	107,584	—	—	107,584
Deferred financing costs, less accumulated amortization of $227 at September 30, 2005	46,202	26,516	107,870	180,588

Total assets	$9,638,665	$3,463,000	$22,200,000	$35,301,665

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$2,607,000	$3,463,000	$22,200,000	$28,270,000
Accounts payable and accrued expenses	14,678	—	—	14,678
Due to affiliates	80,438	—	—	80,438
Escrowed investor proceeds liability	1,363,506	—	—	1,363,506

Total liabilities	4,065,622	3,463,000	22,200,000	29,728,622
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at September 30, 2005	—	—	—	—
Common stock, $.01 par value, 90,000,000 share authorized, 620,216 issued and outstanding at September 30, 2005	6,202	—	—	6,202
Capital in excess of par value	5,596,384	—	—	5,596,384
Accumulated deficit	(29,543)	—	—	(29,543)

Total stockholders’ equity	5,573,043	—	—	5,573,043

Total liabilities and stockholders’ equity	$9,638,665	$3,463,000	22,200,000	$35,301,665

Cole Credit Property Trust II, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2005
(Unaudited)
The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if we had acquired the PT Auburn Hills Property on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005, and as a result, a Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.
This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	For the Nine Months	Total	Total Current
	Ended	Prior Acquisition	Acquisitions		Total
	September 30, 2005	Pro Forma	Pro Forma		Proforma
	as Reported	Adjustments	Adjustments		Consolidated
REVENUE:	(a)	(d)	(e)
Rental income	$2,761	$413,474	$1,604,159	(f)	$2,020,394
EXPENSES:
Depreciation and amortization	3,504	150,866	495,656	(g)	650,026
Interest expense	1,864	215,309	939,145	(h)	1,156,318
Asset management fee	—	14,227	44,250	(i)	58,477
Property management fee	—	8,325	32,083	(j)	40,408
General and administrative expenses	26,936	459	—		27,395

Total operating expenses	32,304	389,186	1,511,134		1,932,624

NET INCOME (LOSS)	$(29,543)	$24,288	$93,025		$87,770

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	34,822				34,822

NET (LOSS) INCOME PER COMMON SHARE
Basic and Diluted	$(0.85)				$2.52

Cole Credit Property Trust II, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements
September 30, 2005
(Unaudited)
a.	Reflects the Company’s historical balance sheet as of September 30, 2005, and the historical operations of the Company for the nine months ended September 30, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.
b.	Reflects preliminary purchase price allocation relating to the acquisition of a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005.
c.	Reflects preliminary purchase price allocation relating to the acquisition of the PT Auburn Hills Property by the Company for $23.6 million. The acquisition was funded with proceeds from the Company’s ongoing public offering; approximately $2.5 million from the COPII Loan I, approximately $2.0 million from the COPII Loan II and approximately $17.7 from the PT Auburn Hills Loan.
d.	Reflects the Pro Forma results of operations for the acquisition of a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia, which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005, and the Pro Forma results for the acquisition of the WG Brainerd Property.
e.	Reflects the Pro Forma results of operations for the PT Auburn Hills Property for the nine months ended September 30, 2005.
f.	Represents the straight line rental revenues for each property in accordance with the applicable lease agreements.
g.	Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Property acquisition costs	40 years
Tenant improvements	Lease term
Intangible lease assets	Lease term
h.	Represents interest expense associated with the PT Auburn Hills Loan of approximately $17.7 million, the COPII Loan I of approximately $2.5, and the COPII Loan II of approximately $2.0 million. The PT Auburn Hills Loan has a variable interest rate based on the one-month LIBOR plus 200 basis points per annum with monthly interest-only payments, with approximately $4.7 million of the outstanding principal due on April 14, 2006, and the remaining principal amount of approximately $13.0 million and any remaining interest due and payable in full on December 14, 2006. As such, the interest expense for the nine months ended as of September 30, 2005 includes only 120 days of interest expense relating to the approximately $4.7 million outstanding principal, as it is scheduled to be paid down 120 days after the acquisition of the PT Auburn Hills Property.
The COP II Loan I and COP II Loan II each have a variable interest rate based on the one-month LIBOR rate plus 200 basis points per annum with monthly interest-only payments and the outstanding principal and interest due on June 30, 2006. As such, the interest expense for the nine months ended September 30, 2005 includes only six months of interest expense.
i.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of each applicable property asset value payable to our Advisor.
j.	Reflects the property management fee equal to 2% of gross revenues of each applicable Property payable to an affiliate of our Advisor.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.
Dated: December 20, 2005	By:	/s/ Blair D. Koblenz
Blair D. Koblenz
Chief Financial Officer and Executive Vice President